1Q | 2017

Supplemental Information

FURNISHED AS OF MAY 3, 2017 (UNAUDITED)

Table of Contents

3	Highlights

4	Corporate Information

6	Balance Sheet Information

7	Statements of Income Information

8	FFO, Normalized FFO & FAD

9	Debt Metrics

10	Investment Activity

11	Portfolio by Market

12	Square Feet by Health System

13	Square Feet by Proximity

14	Lease Maturity, Size and Building Square Feet

15	Occupancy Information

17	Same Store Properties

18	Reconciliation of NOI & EBITDA

19	Same Store Leasing Statistics

20	Components of Net Asset Value

21	Components of Expected 2017 FFO

Copies of this report may be obtained at www.healthcarerealty.com or by contacting Investor Relations at 615.269.8175 or communications@healthcarerealty.com.
Forward looking statements and risk factors:
This Supplemental Information report contains disclosures that are “forward-looking statements” as defined in Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Forward-looking statements include all statements that do not relate solely to historical or current facts and can be identified by the use of words and phrases such as “can,” “may,” “payable,” “indicative,” “annualized,” “expect,” “expected,” “future cash or NOI,” “deferred revenue,” “rent increases,” “range of expectations,” "budget," “components of expected 2017 FFO,” and other comparable terms in this report. These forward-looking statements are made as of the date of this report and are not guarantees of future performance. These statements are based on the current plans and expectations of Company management and are subject to a number of unknown risks, uncertainties, assumptions and other factors that could cause actual results to differ materially from those described in this release or implied by such forward-looking statements. Such risks and uncertainties include, among other things, the following: changes in the economy; increases in interest rates; the availability and cost of capital at expected rates; changes to facility-related healthcare regulations; competition for quality assets; negative developments in the operating results or financial condition of the Company's tenants, including, but not limited to, their ability to pay rent and repay loans; the Company's ability to reposition or sell facilities with profitable results; the Company's ability to re-lease space at similar rates as vacancies occur; the Company's ability to renew expiring long-term single-tenant net leases; the Company's ability to timely reinvest proceeds from the sale of assets at similar yields; government regulations affecting tenants' Medicare and Medicaid reimbursement rates and operational requirements; unanticipated difficulties and/or expenditures relating to future acquisitions and developments; changes in rules or practices governing the Company's financial reporting; the Company may be required under purchase options to sell properties and may not be able to reinvest the proceeds from such sales at rates of return equal to the return received on the properties sold; uninsured or underinsured losses related to casualty or liability; the incurrence of impairment charges on its real estate properties or other assets; and other legal and operational matters. Other risks, uncertainties and factors that could cause actual results to differ materially from those projected are detailed under the heading “Risk Factors,” in the Company's Annual Report on Form 10-K filed with the Securities and Exchange Commission (“SEC”) for the year ended December 31, 2016 and other risks described from time to time thereafter in the Company's SEC filings. The Company undertakes no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.

HEALTHCARE REALTY 2	1Q 2017 SUPPLEMENTAL INFORMATION

Highlights
Salient quarterly highlights include:

•	Normalized FFO for the first quarter grew 7.8% year-over-year to $44.9 million.

•	For the trailing twelve months ended March 31, 2017, same store revenue grew 3.3%, operating expenses increased 1.4%, and same store NOI grew 4.4%:

◦	Same store revenue per average occupied square foot increased 2.8%.

◦	Average same store occupancy increased to 89.1% from 88.6%

•	Four predictive growth measures in the same store multi-tenant portfolio:

◦	Contractual rent increases occurring in the quarter averaged 2.9%, and contractual rent increases for leases commencing in the quarter will average 3.1%.

◦	Cash leasing spreads were 4.5% on 358,000 square feet renewed:

•	15% (<0% spread)

•	7% (0-3%)

•	37% (3-4%)

•	41% (>4%)

◦	Tenant retention was 79.2%.

◦	The average yield on renewed leases increased 50 basis points.

•	Leasing activity in the first quarter totaled 560,000 square feet related to 154 leases:

◦	381,000 square feet of renewals

◦	179,000 square feet of new and expansion leases

•	The Company purchased for $13.5 million a 35,000 square foot, 100% leased medical office building on HealthEast Care System’s St. John’s Hospital campus in St. Paul, Minnesota.

•	Dispositions totaled $82.0 million for the quarter, including three inpatient rehabilitation facilities for $69.5 million.

•	A dividend of $0.30 per common share was declared, which is equal to 76.9% of normalized FFO per share.
Other items of note:

•
The Company sold three inpatient rehabilitation facilities for $68.0 million in December 2016 at a cap rate of 7.6%. FFO dilution of $0.01 per share in the first quarter of 2017 will continue until the proceeds are reinvested. FFO dilution is estimated to be approximately $0.01 per share per year once the proceeds are reinvested.

•
Three additional inpatient rehabilitation facilities were sold for $69.5 million on March 31, 2017 at a cap rate of 7.3%. FFO dilution is expected to be approximately $0.01 per share per quarter beginning in the second quarter of 2017. Once the proceeds are reinvested, FFO dilution is estimated to be approximately $0.01 per share per year.

•
In January, a lease for a 79,000 square foot, long-term acute care hospital in Pittsburgh, Pennsylvania was terminated. As a result, the Company realized a decrease in rental income of approximately $0.5 million in the first quarter. The Company reclassified the property, its only long-term acute care hospital, to assets held for sale. Additional information is available on page 25 of the Company's 2016 Form 10-K.

•
General and administrative expenses increased $0.7 million in the first quarter related to the non-cash amortization of non-vested stock awards granted in December 2016. In addition, there were first quarter-only administrative costs of $0.4 million. Additional information is available on page 27 of the Company's 2016 Form 10-K.

•
In the multi-tenant portfolio, four of the Company's property operating agreements expired during the twelve months ended March 31, 2017; one in April 2016, two in September 2016 and one in January 2017. The Company recognized $0.2 million of rental lease guaranty income in the first quarter of 2017 compared to $1.0 million in the first quarter of 2016 and $0.4 million in the fourth quarter of 2016. Additional information is available on pages 25 and 26 of the Company's 2016 Form 10-K and pages 15 and 20 of the Company's first quarter 2017 Form 10-Q.

HEALTHCARE REALTY 3	1Q 2017 SUPPLEMENTAL INFORMATION

Corporate Information

Healthcare Realty Trust is a real estate investment trust that integrates owning, managing, financing and developing income-producing real estate properties associated primarily with the delivery of outpatient healthcare services throughout the United States. As of March 31, 2017, the Company had gross investments of approximately $3.5 billion in 195 real estate properties in 27 states totaling approximately 14.3 million square feet. The Company provided leasing and property management services to approximately 10.8 million square feet nationwide.

Corporate Headquarters

Healthcare Realty Trust Incorporated
3310 West End Avenue, Suite 700
Nashville, Tennessee 37203
Phone: 615.269.8175
Fax: 615.269.8461
E-mail: communications@healthcarerealty.com
Website: www.healthcarerealty.com

Executive Officers

David R. Emery	Executive Chairman of the Board
Todd J. Meredith	President and Chief Executive Officer
John M. Bryant, Jr.	Executive Vice President and General Counsel
J. Christopher Douglas	Executive Vice President and Chief Financial Officer
Robert E. Hull	Executive Vice President - Investments
B. Douglas Whitman, II	Executive Vice President - Corporate Finance

Board of Directors

David R. Emery	Executive Chairman of the Board, Healthcare Realty Trust Incorporated
Nancy H. Agee	President and Chief Executive Officer, Carilion Clinic
C. Raymond Fernandez, M.D.	Retired Chief Executive Officer, Piedmont Clinic
Peter F. Lyle	Vice President of Health Systems, Pharma and Medical Practice Services, Medical Management Associates, Inc.
Todd Meredith	President and Chief Executive Officer, Healthcare Realty Trust Incorporated
Edwin B. Morris III	Managing Director, Morris & Morse Company, Inc.
J. Knox Singleton	President and Chief Executive Officer, Inova Health System
Bruce D. Sullivan	Retired Audit Partner, Ernst & Young LLP
Christann M. Vasquez	President, Dell Seton Medical Center at University of Texas

HEALTHCARE REALTY 4	1Q 2017 SUPPLEMENTAL INFORMATION

Corporate Information

Professional Services

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
BDO USA, LLP
414 Union Street, Suite 1800, Nashville, Tennessee 37219
TRANSFER AGENT
Wells Fargo N.A., Shareowner Services
1110 Centre Pointe Curve, Suite 101, Mendota Heights, Minnesota 55120-4100

Stock Exchange, Symbol and CUSIP Number

SECURITY DESCRIPTION	STOCK EXCHANGE	SYMBOL	CUSIP NUMBER
Common Stock	NYSE	HR	421946104
Senior Notes due 2021	OTC	HR	421946AG9
Senior Notes due 2023	OTC	HR	421946AH7
Senior Notes due 2025	OTC	HR	421946AJ3

Dividend Reinvestment Plan

Through the Company’s transfer agent, Wells Fargo, named stockholders of record can re-invest dividends in shares at a 5% discount and may also purchase up to $60,000 of HR common stock per calendar year without a service or sales charge. For information, write Wells Fargo Shareowner Services, P.O. Box 64856, St. Paul, Minnesota 55164-0856, or call 1.800.468.9716. Information may also be obtained at the transfer agent’s website, www.shareowneronline.com.

Direct Deposit of Dividends

Direct deposit of dividends is offered as a convenience to stockholders of record. For information, write Wells Fargo Shareowner Services, P.O. Box 64856, St. Paul, Minnesota 55164-0856, or call 1.800.468.9716. Information may also be obtained at the transfer agent’s website, www.shareowneronline.com.

Dividends Declared

On May 2, 2017, the Company declared a dividend of $0.30 per share, payable on May 31, 2017, to stockholders of record on May 16, 2017.

Analyst Coverage

BMO Capital Markets	JMP Securities LLC

BTIG, LLC	Morgan Stanley

Cantor Fitzgerald, L.P.	KeyBanc Capital Markets Inc.

Green Street Advisors, Inc.	Mizuho Securities USA Inc.

J.J.B. Hilliard W.L. Lyons, LLC	Stifel, Nicolaus & Company, Inc.

J.P. Morgan Securities LLC	SunTrust Robinson Humphrey, Inc.

Jefferies LLC	Wells Fargo Securities, LLC

HEALTHCARE REALTY 5	1Q 2017 SUPPLEMENTAL INFORMATION

Balance Sheet Information (1)
(dollars in thousands, except per share data)

ASSETS

	2017				2016
Real estate properties:	Q1	Q4	Q3	Q2	Q1
Land	$193,101	$199,672	$206,647	$208,386	$201,157
Buildings, improvements and lease intangibles	3,327,529	3,386,480	3,322,293	3,235,744	3,181,748
Personal property	9,998	10,291	10,124	10,032	9,881
Construction in progress	16,114	11,655	45,734	35,174	31,669
Land held for development	20,123	20,123	17,438	17,438	17,434
Total real estate properties	3,566,865	3,628,221	3,602,236	3,506,774	3,441,889
Less accumulated depreciation and amortization	(841,296)	(840,839)	(835,276)	(819,744)	(790,819)
Total real estate properties, net	2,725,569	2,787,382	2,766,960	2,687,030	2,651,070
Cash and cash equivalents	1,478	5,409	12,649	9,026	2,174
Restricted cash	104,904	49,098	—	—	—
Assets held for sale and discontinued operations, net	15,111	3,092	14,732	710	706
Other assets, net	192,174	195,666	197,380	185,298	187,665
Total assets	$3,039,236	$3,040,647	$2,991,721	$2,882,064	$2,841,615

LIABILITIES AND STOCKHOLDERS' EQUITY
Liabilities:
Notes and bonds payable	$1,278,662	$1,264,370	$1,239,062	$1,414,739	$1,418,347
Accounts payable and accrued liabilities	62,746	78,266	71,052	70,408	66,013
Liabilities of properties held for sales and discontinued operations	93	614	572	17	20
Other liabilities	44,444	43,983	46,441	46,452	64,236
Total liabilities	1,385,945	1,387,233	1,357,127	1,531,616	1,548,616
Commitments and contingencies
Stockholders' equity:
Preferred stock, $.01 par value; 50,000 shares authorized; none issued and outstanding	—	—	—	—	—
Common stock, $.01 par value; 150,000 shares authorized	1,165	1,164	1,160	1,067	1,042
Additional paid-in capital	2,920,839	2,917,914	2,916,816	2,609,880	2,533,130
Accumulated other comprehensive loss	(1,358)	(1,401)	(1,443)	(1,485)	(1,527)
Cumulative net income attributable to common stockholders	1,027,101	995,256	942,819	930,985	918,841
Cumulative dividends	(2,294,456)	(2,259,519)	(2,224,758)	(2,189,999)	(2,158,487)
Total stockholders' equity	1,653,291	1,653,414	1,634,594	1,350,448	1,292,999
Total liabilities and stockholders' equity	$3,039,236	$3,040,647	$2,991,721	$2,882,064	$2,841,615

CAPITAL FUNDING
Re/development	$12,159	$9,567	$10,939	$8,542	$16,758
1st generation TI & planned capital expenditures for acquisitions (2)	1,212	4,807	4,471	5,486	1,298
2nd generation TI	5,277	7,918	6,013	5,559	4,202
Leasing commissions paid	1,584	1,030	1,514	1,587	1,079
Capital expenditures	2,520	4,283	5,088	5,653	2,098

(1)	The balance sheet information is presented as of the last day of the quarter indicated.

(2)	Planned capital expenditures for acquisitions include expected near-term fundings that were contemplated as part of the acquisition.

HEALTHCARE REALTY 6	1Q 2017 SUPPLEMENTAL INFORMATION

Statements of Income Information
(dollars in thousands)

	2017	2016				2015
	Q1	Q4	Q3	Q2	Q1	Q4	Q3	Q2
Revenues
Rental income	$104,088	$104,736	$102,534	$101,472	$98,740	$97,466	$95,383	$95,450
Mortgage interest	—	—	—	—	—	—	29	31
Other operating	481	573	1,125	1,170	1,281	1,116	1,313	1,227
	104,569	105,309	103,659	102,642	100,021	98,582	96,725	96,708
Expenses
Property operating	37,834	37,285	37,504	36,263	35,406	36,758	35,247	33,927
General and administrative	9,280	8,707	8,724	8,129	10,246	7,216	6,258	6,713
Depreciation	31,412	30,989	29,273	28,528	27,693	27,019	26,571	26,552
Amortization	3,040	3,033	2,712	2,762	2,700	2,556	2,386	2,474
Bad debts, net of recoveries	66	(13)	(47)	78	(39)	9	(21)	27
	81,632	80,001	78,166	75,760	76,006	73,558	70,441	69,693
Other Income (Expense)
Gain on sales of real estate properties	23,403	41,037	—	1	—	9,138	5,915	41,549
Interest expense	(14,272)	(13,839)	(13,759)	(14,815)	(14,938)	(14,885)	(15,113)	(17,213)
Loss on extinguishment of debt	—	—	—	—	—	—	—	(27,998)
Pension termination	—	—	—	(4)	—	—	—	(5,260)
Impairment of real estate assets	(323)	—	—	—	—	(1)	(310)	—
Impairment of internally-developed software	—	—	—	—	—	—	—	(654)
Interest and other income, net	113	74	123	93	86	78	72	147
	8,921	27,272	(13,636)	(14,725)	(14,852)	(5,670)	(9,436)	(9,429)

Income From Continuing Operations	31,858	52,580	11,857	12,157	9,163	19,354	16,848	17,586

Discontinued Operations
Income (loss) from discontinued operations	(18)	(22)	(23)	(19)	(7)	(10)	61	330
Impairments of real estate assets	—	(121)	—	—	—	(686)	—	—
Gain on sales of real estate properties	5	—	—	7	—	—	10,571	—
Income (Loss) From Discontinued Operations	(13)	(143)	(23)	(12)	(7)	(696)	10,632	330
Net Income	$31,845	$52,437	$11,834	$12,145	$9,156	$18,658	$27,480	$17,916

NORMALIZED G&A
General and administrative expense	$9,280	$8,707	$8,724	$8,129	$10,246	$7,216	$6,258	$6,713
Acquisition costs (1)	(610)	(915)	(649)	(232)	(1,618)	(1,068)	(121)	(167)
Reversal of restricted stock amortization upon director / officer resignation	—	—	—	—	—	40	—	—
Revaluation of awards upon retirement	—	—	—	—	(89)	—	—	—
Normalized G&A	$8,670	$7,792	$8,075	$7,897	$8,539	$6,188	$6,137	$6,546

(1)
The Company adopted ASU 2017-01 effective January 1, 2017. As a result of the adoption of this standard, the majority of the Company's acquisitions will be accounted for as asset acquisitions and therefore, incremental costs that are directly related to the asset acquisition will be capitalized. Beginning in the first quarter of 2017, acquisition costs also include direct incremental costs that were expensed during the period related to transactions that have not closed.

HEALTHCARE REALTY 7	1Q 2017 SUPPLEMENTAL INFORMATION

FFO, Normalized FFO & FAD (1) (2)
(amounts in thousands, except for share data)

	2017		2016			2015
	Q1	Q4	Q3	Q2	Q1	Q4	Q3	Q2
Net Income Attributable to Common Stockholders	$31,845	$52,437	$11,834	$12,145	$9,156	$18,658	$27,480	$17,916
Gain on sales of real estate properties	(23,408)	(41,037)	—	(8)	—	(9,138)	(16,486)	(41,549)
Impairments of real estate assets	323	121	—	—	—	687	310	—
Real estate depreciation and amortization	35,555	34,699	32,557	31,716	30,800	29,907	29,317	29,388
Total adjustments	12,470	(6,217)	32,557	31,708	30,800	21,456	13,141	(12,161)
Funds from Operations Attributable to Common Stockholders	$44,315	$46,220	$44,391	$43,853	$39,956	$40,114	$40,621	$5,755
Acquisition costs (3)	610	915	649	232	1,618	1,068	121	167
Write-off of deferred financing costs upon amendment of line of credit facility	—	—	81	—	—	—	—	—
Pension termination	—	—	—	4	—	—	—	5,260
Loss on extinguishment of debt	—	—	—	—	—	—	—	27,998
Impairment of internally-developed software	—	—	—	—	—	—	—	654
Reversal of restricted stock amortization upon director / officer resignation	—	—	—	—	—	(40)	—	—
Revaluation of awards upon retirement	—	—	—	—	89	—	—	—
Normalized Funds from Operations Attributable to Common Stockholders	$44,925	$47,135	$45,121	$44,089	$41,663	$41,142	$40,742	$39,834
Non-real estate depreciation and amortization	1,355	1,339	1,386	1,360	1,390	1,341	1,312	1,495
Provision for bad debt, net	66	(13)	(47)	78	(39)	9	(21)	26
Straight-line rent receivable, net	(1,595)	(1,595)	(1,684)	(1,907)	(1,948)	(1,741)	(2,119)	(2,306)
Stock-based compensation	2,614	1,949	1,851	1,850	1,859	1,511	1,480	1,461
Non-cash items	2,440	1,680	1,506	1,381	1,262	1,120	652	676
2nd Generation TI	(5,277)	(7,918)	(6,013)	(5,559)	(4,202)	(3,081)	(3,627)	(2,437)
Leasing commissions paid	(1,584)	(1,030)	(1,514)	(1,587)	(1,079)	(1,856)	(1,050)	(1,251)
Capital additions	(2,520)	(4,283)	(5,088)	(5,653)	(2,098)	(3,918)	(3,402)	(6,703)
Funds Available for Distribution	$37,984	$35,584	$34,012	$32,671	$35,546	$33,407	$33,315	$30,119
Funds from Operations per Common Share—Diluted	$0.38	$0.40	$0.39	$0.42	$0.39	$0.40	$0.41	$0.06
Normalized Funds from Operations Per Common Share—Diluted	$0.39	$0.41	$0.39	$0.42	$0.41	$0.41	$0.41	$0.40
Funds Available for Distribution Per Common Share - Diluted	$0.33	$0.31	$0.30	$0.31	$0.35	$0.33	$0.33	$0.30
Weighted Average Common Shares Outstanding - Diluted	115,507	115,408	115,052	104,770	102,165	100,474	99,997	99,945

(1)
Funds from operations (“FFO”) and FFO per share are operating performance measures adopted by the National Association of Real Estate Investment Trusts, Inc. (“NAREIT”). NAREIT defines FFO as the most commonly accepted and reported measure of a REIT’s operating performance equal to “net income (computed in accordance with GAAP), excluding gains (or losses) from sales of property, plus depreciation and amortization (including amortization of leasing commissions), and after adjustments for unconsolidated partnerships and joint ventures.”

(2)
FFO, Normalized FFO and Funds Available for Distribution ("FAD") do not represent cash generated from operating activities determined in accordance with accounting principles generally accepted in the United States of America and is not necessarily indicative of cash available to fund cash needs. FFO, Normalized FFO and FAD should not be considered alternatives to net income attributable to common stockholders as indicators of the Company's operating performance or as alternatives to cash flow as measures of liquidity.

(3)
The Company adopted ASU 2017-01 effective January 1, 2017. As a result of the adoption of this standard, the majority of the Company's acquisitions will be accounted for as asset acquisitions and therefore, incremental costs that are directly related to the asset acquisition will be capitalized. Beginning in the first quarter of 2017, acquisition costs also include direct incremental costs that were expensed during the period related to transactions that have not closed.

HEALTHCARE REALTY 8	1Q 2017 SUPPLEMENTAL INFORMATION

Debt Metrics
(dollars in thousands)

SUMMARY OF INDEBTEDNESS
	Q1 2017 Interest Expense	Balance as of 3/31/2017	Weighted Months to Maturity	Effective Interest Rate
Senior Notes due 2021, net of discount	$5,833	$397,315	46	5.97%
Senior Notes due 2023, net of discount	2,392	247,397	73	3.95%
Senior Notes due 2025, net of discount (1)	2,469	247,874	97	4.08%
Total Senior Notes Outstanding	$10,694	$892,586	67	4.89%
Unsecured credit facility due 2020	556	122,000	40	1.98%
Unsecured term loan facility due 2019	740	149,550	23	2.18%
Mortgage notes payable, net	1,557	114,526	79	5.15%
Total Outstanding Notes and Bonds Payable	$13,547	$1,278,662	61	4.32%
Interest cost capitalization	(237)
Unsecured credit facility fee and deferred financing costs	962
Total Quarterly Consolidated Interest Expense	$14,272

SELECTED FINANCIAL DEBT COVENANTS (2)
	Calculation	Requirement	Trailing Twelve Months Ended 3/31/2017
Revolving Credit Facility and Term Loan
Leverage Ratio	Total Debt / Total Capital	Not greater than 60%	34.0%
Secured Leverage Ratio	Total Secured Debt / Total Capital	Not greater than 30%	3.0%
Unencumbered Leverage Ratio	Unsecured Debt / Unsecured Real Estate	Not greater than 60%	35.8%
Fixed Charge Coverage Ratio	EBITDA / Fixed Charges	Not less than 1.50x	3.9x
Unsecured Coverage Ratio	Unsecured EBITDA / Unsecured Interest	Not less than 1.75x	4.3x
Construction and Development	CIP / Total Assets	Not greater than 15%	0.5%
Asset Investments	Mortgages & Unimproved Land / Total Assets	Not greater than 20%	0.7%

Senior Notes
Incurrence of Total Debt	Total Debt / Total Assets	Not greater than 60%	33.1%
Incurrence of Debt Secured by Any Lien	Secured Debt / Total Assets	Not greater than 40%	2.9%
Maintenance of Total Unsecured Assets	Unencumbered Assets / Unsecured Debt	Not less than 150%	304.1%
Debt Service Coverage	EBITDA / Interest Expense	Not less than 1.5x	4.3x

Other
Net Debt to adjusted EBITDA (3)	Net debt (debt less cash) / adjusted EBITDA	Not required	5.0x
Net Debt to Enterprise Value (4)	Net debt (debt less cash) / Enterprise Value	Not required	23.6%

(1)
The effective interest rate includes the impact of the $1.7 million settlement of a forward-starting interest rate swap that is included in accumulated other comprehensive income on the Company's Condensed Consolidated Balance Sheets.

(2)	Does not include all financial and non-financial covenants and restrictions that are required by the Company's various debt agreements.

(3)	Adjusted EBITDA is based on the current quarter results, annualized. See page 18 for a reconciliation of adjusted EBITDA.

(4)	Based on the closing price of $32.80 on April 28, 2017 and 116,512,124 shares outstanding.

HEALTHCARE REALTY 9	1Q 2017 SUPPLEMENTAL INFORMATION

Investment Activity
(dollars in thousands)

ACQUISITION/DISPOSITION ACTIVITY
Location	Property Type (1)	Campus Location	Distance to Campus	Health System Affiliation	Closing	Purchase Price	Square Feet	Aggregate Leased %	Cap Rate (2)
Acquisitions
St. Paul, MN	MOB	ON	0.00 miles	HealthEast	3/6/2017	$13,513	34,608	100%	5.9%
2017 Acquisition Activity						$13,513	34,608	100%	5.9%

Dispositions
Evansville, Indiana	OTH	NA	NA	NA	3/6/2017	$6,375	29,500	100%	8.9%
Columbus, Georgia	MOB	ADJ	0.22 miles	Columbus Reg	3/7/2017	625	12,000	0%	(6.4)%
Las Vegas, Nevada	MOB	OFF	1.38 miles	NA	3/30/2017	5,500	18,147	100%	6.7%
Texas (3 properties)	IRF	NA	NA	NA	3/31/2017	69,500	169,722	100%	7.3%
2017 Disposition Activity						$82,000	229,369	95%	7.3%

HISTORICAL INVESTMENT ACTIVITY
	Acquisitions (3)	Mortgage Funding	Construction Mortgage Funding	Re/Development Funding	Total Investments	Dispositions
2013	$216,956	$—	$58,731	$—	$275,687	$101,910
2014	85,077	1,900	1,244	4,384	92,605	34,840
2015	187,216	—	—	27,859	215,075	157,975
2016	241,939	—	—	45,343	287,282	94,683
2017	13,513	—	—	12,159	25,672	82,000
Total	$744,701	$1,900	$59,975	$89,745	$896,321	$471,408
% of Total	83.1%	0.2%	6.7%	10.0%	100.0%

RE/DEVELOPMENT ACTIVITY
Location	Type (4)	Campus Location	Square Feet	Budget	Amount Funded Q1 2017	Total Amount Funded Through 3/31/2017	Estimated Remaining Fundings	Aggregate Leased %	Estimated Completion Date
Construction activity
Denver, CO	Dev	ON	98,000	$26,500	$4,459	$16,114	10,386	35%	Q2 2017

Same store redevelopment
Charlotte, NC (5)	Redev	ON	204,000	12,000	11	235	11,765	85%	Q1 2019

Pre-construction activity (6)
Seattle, WA	Dev	ON	151,000	64,120	205	668	63,452	60%	Q4 2018

Total Re/development activity			453,000	$102,620	$4,675	$17,017	$85,603	66%

(1)	MOB = Medical Office Building; IRF = Inpatient Rehabilitation Facility; OTH = Other

(2)
For acquisitions, cap rate represents the forecasted first year NOI / purchase price plus acquisition costs and expected capital additions. For dispositions, cap rate represents the next twelve month forecasted NOI / sales price.

(3)	Net of mortgage notes receivable payoffs upon acquisition.

(4)	Redev = Redevelopment; Dev = Development

(5)	Redevelopment project is a 38,000 square foot expansion to an existing medical office building.

(6)	Includes projects that are in the design phase, but are expected to begin construction once permits and final contracts are executed.

HEALTHCARE REALTY 10	1Q 2017 SUPPLEMENTAL INFORMATION

Portfolio by Market
(dollars in thousands)

BY MARKET
		SQUARE FEET
		MOB/OUTPATIENT (92.9%)		INPATIENT (3.7%)		OTHER (3.4%)
	Investment(1)	Multi-tenant	Single-tenant Net Lease	Rehab	Surgical	Other	Total	% of Total
Dallas - Fort Worth, TX	$470,475	2,149,939			156,245		2,306,184	16.1%
Seattle - Bellevue, WA	405,453	890,222	67,510				957,732	6.7%
Charlotte, NC	168,498	820,457					820,457	5.7%
Nashville, TN	145,333	766,523					766,523	5.4%
Los Angeles, CA	163,231	551,383		63,000			614,383	4.3%
Houston, TX	129,135	591,027					591,027	4.1%
Richmond, VA	145,310	548,801					548,801	3.8%
Des Moines, IA	133,845	233,413	146,542			152,655	532,610	3.7%
Memphis, TN	92,047	515,876					515,876	3.6%
San Antonio, TX	94,039	483,811					483,811	3.4%
Roanoke, VA	49,146		334,454			126,427	460,881	3.2%
Indianapolis, IN	77,617	382,695					382,695	2.7%
Denver, CO	111,192	346,335		34,068			380,403	2.7%
Austin, TX	101,529	354,481				12,880	367,361	2.6%
Honolulu, HI	140,628	298,427					298,427	2.1%
Washington, DC	75,253	286,619					286,619	2.0%
Oklahoma City, OK	109,105	68,860	200,000				268,860	1.9%
Miami, FL	54,403	241,980					241,980	1.7%
Colorado Springs, CO	52,136	241,224					241,224	1.7%
Chicago, IL	56,208	238,391					238,391	1.7%
Detroit, MI	25,703	199,749				11,308	211,057	1.5%
San Francisco, CA	89,116	210,621					210,621	1.5%
Minneapolis, MN	61,729	172,900	34,608				207,508	1.5%
South Bend, IN	43,991	205,573					205,573	1.4%
Springfield, MO	111,293				186,000		186,000	1.3%
Other (23 markets)	418,624	1,404,052	287,874	90,123		185,364	1,967,413	13.7%
Total	$3,525,039	12,203,359	1,070,988	187,191	342,245	488,634	14,292,417	100.0%
Number of Properties		166	14	3	2	10	195
Percent of Square Feet		85.4%	7.5%	1.3%	2.4%	3.4%	100.0%
Investment (1)		$2,931,205	$262,397	$45,454	$208,725	$77,258	$3,525,039
% of Investment		83.2%	7.4%	1.3%	5.9%	2.2%	100.0%

MSA BY RANK (% of total SF)
Rank	MOB / Outpatient	Total
Top 25	60%	57%
Top 50	84%	80%
Top 75	87%	83%
Top 100	92%	88%

(1)	Excludes gross assets held for sale, land held for development, construction in progress and corporate property.

HEALTHCARE REALTY 11	1Q 2017 SUPPLEMENTAL INFORMATION

Square Feet by Health System (1)

MOB SQUARE FEET
	System Rank (3)	Credit Rating	ASSOCIATED (93.6%) (2)				Total MOB SF	% of Total MOB SF
Top Health Systems			On	Adjacent (4)	Anchored (5)	Off
Baylor Scott & White Health	20	AA-/Aa3	1,834,256	129,879	163,188	—	2,127,323	16.0%
Ascension Health	3	AA+/Aa2	1,017,085	148,356	30,096	—	1,195,537	9.0%
Catholic Health Initiatives	7	BBB+/--	769,471	180,125	95,486	—	1,045,082	7.9%
Carolinas HealthCare System	31	--/Aa3	353,537	98,066	313,513	—	765,116	5.8%
HCA	2	BB/B1	389,931	177,155	157,388	—	724,474	5.5%
Tenet Healthcare Corporation	5	B/B2	570,264	67,790	—	—	638,054	4.8%
Bon Secours Health System	61	A/A2	548,801	—	—	—	548,801	4.1%
Baptist Memorial Health Care	109	A-/--	424,306	—	39,345	—	463,651	3.5%
Indiana University Health	26	AA-/Aa3	280,129	102,566	—	—	382,695	2.9%
University of Colorado Health	76	AA-/Aa3	150,291	161,099	33,850	—	345,240	2.6%
Providence Health & Services	9	AA-/Aa3	176,854	129,181	—	—	306,035	2.3%
Trinity Health	8	AA-/Aa3	205,573	73,331	—	—	278,904	2.1%
University of Washington	40	AA+/Aaa	194,536	69,712	—	—	264,248	2.0%
Medstar Health	36	A-/A2	241,739	—	—	—	241,739	1.8%
Advocate Health Care	33	AA+/Aa2	142,955	95,436	—	—	238,391	1.8%
Memorial Hermann	42	A+/A1	—	206,090	—	—	206,090	1.6%
Community Health	4	B/B2	201,574	—	—	—	201,574	1.5%
Mercy (St. Louis)	35	AA-/Aa3	—	—	200,000	—	200,000	1.5%
Overlake Health System	333	A/A2	191,051	—	—	—	191,051	1.4%
Hawaii Pacific Health	187	A+/A1	173,502	—	—	—	173,502	1.3%
Other credit rated			913,635	560,499	90,607	—	1,564,741	11.8%
Subtotal - credit rated (6)			8,779,490	2,199,285	1,123,473	—	12,102,248	91.2%
Non-credit rated			177,945	144,910	—	849,244	1,172,099	8.8%
Total			8,957,435	2,344,195	1,123,473	849,244	13,274,347	100.0%
% of Total			67.4%	17.7%	8.5%	6.4%

HEALTH SYSTEM (2)(3) BY RANK (% of total SF)
Rank	MOB / Outpatient	Total
Top 25	51%	49%
Top 50	68%	66%
Top 75	76%	74%
Top 100	80%	77%

LEASED SQUARE FEET
					LEASED SQUARE FEET
Top Health Systems	System Rank (3)	Credit Rating	# of Buildings	# of Leases	MOB	Inpatient / Other	Total	% of Total Leased SF	% of Total Revenue
Baylor Scott & White Health	20	AA-/Aa3	20	163	1,017,440	156,245	1,173,685	9.3%	9.8%
Mercy (St. Louis)	35	AA-/Aa3	2	2	200,000	186,000	386,000	3.1%	4.4%
Carolinas HealthCare System	31	--/Aa3	16	78	591,259	—	591,259	4.7%	4.3%
Catholic Health Initiatives	7	BBB+/--	14	81	547,327	—	547,327	4.4%	4.3%
Bon Secours Health System	61	A/A2	7	61	264,843	—	264,843	2.1%	2.2%
HCA	2	BB/B1	12	14	404,597	—	404,597	3.2%	2.1%
Indiana University Health	26	AA-/Aa3	3	38	255,347	—	255,347	2.0%	1.9%
Ascension Health	3	AA+/Aa2	14	50	306,022	—	306,022	2.4%	1.9%
Baptist Memorial Health Care	109	A-/--	6	15	111,002	—	111,002	0.9%	1.9%
Tenet Healthcare Corporation	5	B/B2	10	36	124,227	63,000	187,227	1.5%	1.6%
Total								33.6%	34.4%

(1)	Excludes mortgage notes receivable, construction in progress and assets classified as held for sale.

(2)	Includes total square feet of buildings located on-campus, adjacent and off-campus/anchored by healthcare systems.

(3)	Ranked by revenue based on Modern Healthcare's Healthcare Systems Financials Database.

(4)	The Company defines an adjacent property as being no more than 0.25 miles from a hospital campus.

(5)	Includes buildings where health systems lease 40% or more of the property.

(6)	Based on square footage, 91.2% of HR's MOB portfolio is associated with a credit-rated healthcare provider and 79.2% is associated with an investment-grade rated healthcare provider.

HEALTHCARE REALTY 12	1Q 2017 SUPPLEMENTAL INFORMATION

Square Feet by Proximity (1)(2)

MEDICAL OFFICE BUILDINGS BY LOCATION
	2017	2016				2015
	Q1	Q4	Q3	Q2	Q1	Q4
On campus	67%	67%	67%	66%	66%	67%
Adjacent to campus (3)	18%	18%	18%	18%	18%	13%
Total on/adjacent	85%	85%	85%	84%	84%	80%
Off campus - anchored by hospital system (4)	9%	9%	8%	9%	9%	9%
Off campus	6%	6%	7%	7%	7%	11%
	100%	100%	100%	100%	100%	100%

MEDICAL OFFICE BUILDINGS BY DISTANCE TO HOSPITAL CAMPUS
							Ground Lease Properties
Greater than	Less than or equal to	Number of Buildings	Square Feet	% of Total	Cumulative %	Campus Proximity	Square Feet	% of Total
	0.00	113	8,957,435	67%	67%	On campus	6,850,236	90.2%
0.00	250 yards	18	1,222,987	9%	76%	Adjacent (3)	80,525	1.1%
250 yards	0.25 miles	19	1,121,208	9%	85%		120,036	1.6%
0.25 miles	0.50	1	124,925	1%	86%	Off campus	-	—%
0.50	1.00	3	304,993	2%	88%		-	—%
1.00	2.00	6	590,339	4%	92%		319,446	4.2%
2.00	5.00	10	476,633	4%	96%		13,818	0.2%
5.00	10.00	6	332,359	3%	99%		205,631	2.7%
10.00		4	143,468	1%	100%		-	—%
Total		180	13,274,347	100%			7,589,692	100.0%

(1)	Excludes mortgage notes receivable, construction in progress and assets classified as held for sale.

(2)
Proximity to hospital campus includes acute care hospitals with inpatient beds. The Company does not consider inpatient rehab hospitals (IRFs), skilled nursing facilities (SNFs) or long-term acute care hospitals (LTACHs) to be hospital campuses for distance calculations.

(3)	Beginning in Q1 2016, the Company adopted a definition of an adjacent property as being no more than 0.25 miles from a hospital campus.

(4)	Includes buildings where health systems lease 40% or more of the property.

HEALTHCARE REALTY 13	1Q 2017 SUPPLEMENTAL INFORMATION

Lease Maturity, Size and Building Square Feet (1)
(dollars in thousands)

LEASE MATURITY SCHEDULE
	MULTI-TENANT			SINGLE-TENANT NET LEASE			TOTAL
	Number of Leases	Square Feet	% of Square Feet	Number of Leases	Square Feet	% of Square Feet	Number of Leases	Square Feet	% of Total Square Feet	% of Base Revenue (2)
2017	440	1,505,725	14.0%	5	334,454	18.6%	445	1,840,179	14.7%	14.1%
2018	413	1,477,928	13.7%	—	—	—%	413	1,477,928	11.8%	11.3%
2019	471	2,034,971	18.9%	8	342,305	19.0%	479	2,377,276	18.9%	18.1%
2020	315	1,348,250	12.4%	1	83,318	4.7%	316	1,431,568	11.4%	11.4%
2021	281	1,093,748	10.2%	—	—	—%	281	1,093,748	8.8%	8.6%
2022	157	845,002	7.9%	1	58,285	3.2%	158	903,287	7.2%	7.2%
2023	104	565,892	5.3%	—	—	—%	104	565,892	4.5%	4.6%
2024	112	683,944	6.4%	—	—	—%	112	683,944	5.4%	5.0%
2025	58	460,596	4.3%	2	91,561	5.1%	60	552,157	4.4%	4.3%
2026	59	217,856	2.0%	—	—	—%	59	217,856	1.7%	1.7%
Thereafter	76	523,011	4.9%	8	887,173	49.4%	84	1,410,184	11.2%	13.7%
Total leased	2,486	10,756,923	86.1%	25	1,797,096	100.0%	2,511	12,554,019	87.8%	100.0%
Total building		12,495,321	100.0%		1,797,096	100.0%		14,292,417	100.0%

BY LEASE SIZE
	NUMBER OF LEASES
Square Feet	Multi-Tenant Properties (3)	Single-Tenant Net Lease Properties
0 - 2,500	1,267	—
2,501 - 5,000	644	—
5,001 - 7,500	211	1
7,501 - 10,000	119	—
10,001 +	245	24
Total Leases	2,486	25

BY BUILDING SQUARE FEET
Size Range by Square Feet	% of Total	Total Square Footage	Average Square Feet	Number of Properties
>100,000	44.7%	6,395,112	148,724	43
<100,000 and >75,000	23.5%	3,353,137	85,978	39
<75,000 and >50,000	16.7%	2,390,642	62,912	38
<50,000	15.1%	2,153,526	28,714	75
Total	100.0%	14,292,417	73,294	195

(1)	Excludes mortgage notes receivable, land held for development, construction in progress, corporate property and assets classified as held for sale.

(2)
Represents the current annualized minimum rents on in-place leases, excluding the impact of potential lease renewals and sponsor support payments under financial support arrangements and straight-line rent.

(3)	The average lease size in the multi-tenant properties is 4,327 square feet.

HEALTHCARE REALTY 14	1Q 2017 SUPPLEMENTAL INFORMATION

Historical Occupancy (1)
(dollars in thousands)

	2017				2016
	Q1	Q4	Q3	Q2	Q1
Same store properties
Multi-tenant
Investment	$2,493,309	$2,438,564	$2,300,520	$2,284,072	$2,256,745
Number of properties	138	139	136	135	133
Total building square feet	10,801,498	10,690,819	10,288,750	10,252,590	10,166,494
% leased	87.7%	87.3%	87.8%	87.8%	87.9%

Single-tenant
Investment	$524,268	$617,908	$677,171	$673,865	$581,856
Number of properties	24	30	34	34	33
Total building square feet	1,762,488	2,080,227	2,284,747	2,284,747	2,084,747
% leased	100.0%	100.0%	100.0%	100.0%	100.0%

Total same store properties
Investment	$3,017,577	$3,056,472	$2,977,691	$2,957,937	$2,838,601
Number of properties	162	169	170	169	166
Total building square feet	12,563,986	12,771,046	12,573,497	12,537,337	12,251,241
% leased	89.4%	89.3%	90.0%	90.0%	90.0%

Acquisitions (2)
Investment	$405,975	$431,859	$402,267	$331,992	$396,344
Number of properties	18	18	15	15	16
Total building square feet	1,011,189	1,087,260	1,003,876	921,069	1,094,760
% leased	93.0%	94.4%	95.0%	95.0%	93.3%

Development Completions (3)
Investment	$5,353	$5,353	$5,057	$4,817	NA
Number of properties	1	1	1	1	NA
Total building square feet	12,880	12,880	12,880	12,958	NA
% leased	100.0%	100.0%	100.0%	15.2%	NA

Reposition (4)
Investment	$96,134	$97,176	$148,489	$153,878	$152,351
Number of properties	14	14	16	17	17
Total building square feet	704,362	709,462	951,568	995,472	995,472
% leased	52.5%	52.8%	59.3%	57.0%	56.5%

Total
Investment	$3,525,039	$3,590,860	$3,533,504	$3,448,624	$3,387,296
Number of properties	195	202	202	202	199
Total building square feet	14,292,417	14,580,648	14,541,821	14,466,836	14,341,473
% leased	87.8%	87.9%	88.4%	88.0%	87.9%

(1)	Excludes mortgage notes receivable, land held for development, construction in progress, corporate property and assets classified as held for sale.

(2)	Acquisition include properties acquired within the last 8 quarters of the period presented and are excluded from same store.

(3)	Development completions consist of one property that was completed in April 2016 and is currently 100% leased.

(4)
Reposition includes properties that meet any of the Company-defined criteria: properties having less than 60% occupancy that is expected to last at least two quarters; properties that experience a loss of occupancy over 30% in a single quarter; properties with negative net operating income that is expected to last at least two quarters; or condemnation.

HEALTHCARE REALTY 15	1Q 2017 SUPPLEMENTAL INFORMATION

Occupancy Reconciliation
(dollars in thousands)

SEQUENTIAL
	PORTFOLIO			SAME STORE
	Occupied Square Feet	Total Square Feet	Occupancy	Occupied Square Feet	Total Square Feet	Occupancy
December 31, 2016	12,822,398	14,580,648	87.9%	11,408,788	12,771,046	89.3%
Portfolio Activity
Acquisitions	34,608	34,608	100.0%	NA	NA	NA
Re/Development completions	—	—	—%	—	—	—%
Dispositions (2)	(317,739)	(322,839)	98.4%	(317,739)	(317,739)	100.0%
Reclassifications to same store:
Acquisitions	NA	NA	NA	106,299	110,679	96.0%
Development completions	NA	NA	NA	—	—	—%
Reposition	NA	NA	NA	—	—	—%
Subtotal	12,539,267	14,292,417	87.7%	11,197,348	12,563,986	89.1%
Leasing Activity
New leases/expansions	178,722	NA	NA	166,816	NA	NA
Move-outs/contractions	(163,970)	NA	NA	(133,294)	NA	NA
Net Absorption	14,752	NA	NA	33,522	NA	NA
March 31, 2017	12,554,019	14,292,417	87.8%	11,230,870	12,563,986	89.4%

YEAR-OVER-YEAR
	PORTFOLIO			SAME STORE
	Occupied Square Feet	Total Square Feet	Occupancy	Occupied Square Feet	Total Square Feet	Occupancy
March 31, 2016	12,607,454	14,341,473	87.9%	11,023,613	12,251,241	90.0%
Portfolio Activity
Acquisitions	514,732	550,663	93.5%	NA	NA	NA
Re/Development completions (1)	—	61,969	—%	—	49,089	—%
Dispositions (2)	(653,677)	(661,688)	98.8%	(653,677)	(656,588)	99.6%
Reclassifications to same store:
Acquisitions	NA	NA	NA	605,513	634,234	95.5%
Development completions	NA	NA	NA	—	—	—%
Reposition	NA	NA	NA	192,069	286,010	67.2%
Subtotal	12,468,509	14,292,417	87.2%	11,167,518	12,563,986	88.9%
Leasing Activity
New leases/expansions	598,149	NA	NA	485,269	NA	NA
Move-outs/contractions	(512,639)	NA	NA	(421,917)	NA	NA
Net Absorption	85,510	NA	NA	63,352	NA	NA
March 31, 2017	12,554,019	14,292,417	87.8%	11,230,870	12,563,986	89.4%

(1)
Includes the completion of 70,000 square feet vertical expansion that was completed in the fourth quarter of 2016. The net increase to total square feet was 49,089 due to a portion of the original building that was demolished to begin construction of the expansion.

(2)	Includes properties reclassified as held for sale.

HEALTHCARE REALTY 16	1Q 2017 SUPPLEMENTAL INFORMATION

Same Store Properties
(dollars in thousands)

QUARTERLY (1)
	Q1 2017	Q4 2016	Q3 2016	Q2 2016	Q1 2016	Q4 2015	Q3 2015	Q2 2015
Multi-tenant
Revenues	$76,498	$75,785	$76,489	$75,406	$74,373	$73,963	$72,839	$71,818
Expenses	31,478	31,473	32,657	31,099	30,620	32,701	31,392	30,154
NOI	$45,020	$44,312	$43,832	$44,307	$43,753	$41,262	$41,447	$41,664
Occupancy	87.7%	87.3%	87.4%	87.1%	87.1%	87.1%	86.5%	86.8%
Number of properties	138	138	138	138	138	138	138	138

Single-tenant net lease
Revenues	$13,001	$12,655	$12,924	$12,802	$12,836	$12,837	$12,782	$12,657
Expenses	430	404	373	343	401	439	370	356
NOI	$12,571	$12,251	$12,551	$12,459	$12,435	$12,398	$12,412	$12,301
Occupancy	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%
Number of properties	24	24	24	24	24	24	24	24

Total
Revenues	$89,499	$88,440	$89,413	$88,208	$87,209	$86,800	$85,621	$84,475
Expenses	31,908	31,877	33,030	31,442	31,021	33,140	31,762	30,510
Same Store NOI	$57,591	$56,563	$56,383	$56,766	$56,188	$53,660	$53,859	$53,965
Occupancy	89.4%	89.1%	89.1%	88.9%	88.9%	88.9%	88.4%	88.7%
Number of properties	162	162	162	162	162	162	162	162
% NOI year-over-year growth	2.5%	5.4%	4.7%	5.2%

TRAILING TWELVE MONTHS (1)
	Twelve Months Ended March 31,
	2017	2016	% Change
Multi-tenant
Revenues	$304,178	$292,993	3.8%
Expenses	$126,707	$124,867	1.5%
NOI	$177,471	$168,126	5.6%
Revenue per average occupied square foot	$32.26	$31.26	3.2%
Average occupancy	87.3%	86.8%
Number of properties	138	138

Single-tenant net lease
Revenues	$51,382	$51,112	0.5%
Expenses	$1,550	$1,566	(1.0%)
NOI	$49,832	$49,546	0.6%
Revenue per average occupied square foot	$29.16	$29.01	0.5%
Average occupancy	100.0%	100.0%
Number of properties	24	24

Total
Revenues	$355,560	$344,105	3.3%
Expenses	$128,257	$126,433	1.4%
Same Store NOI	$227,303	$217,672	4.4%
Revenue per average occupied square foot	$31.77	$30.90	2.8%
Average occupancy	89.1%	88.6%
Number of Properties	162	162

(1)
Excludes recently acquired or disposed properties, mortgage notes receivable, development completions, construction in progress, land held for development, corporate property, reposition properties and assets classified as held for sale.

HEALTHCARE REALTY 17	1Q 2017 SUPPLEMENTAL INFORMATION

Reconciliation of NOI & EBITDA
(dollars in thousands)

QUARTERLY NOI
	Q1 2017	Q4 2016	Q3 2016	Q2 2016	Q1 2016	Q4 2015	Q3 2015	Q2 2015
Net income	$31,845	$52,437	$11,834	$12,145	$9,156	$18,658	$27,480	$17,916
Loss (income) from discontinued operations	13	143	23	12	7	696	(10,632)	(330)
Income from continuing operations	31,858	52,580	11,857	12,157	9,163	19,354	16,848	17,586
General and administrative expense	9,280	8,707	8,724	8,129	10,246	7,216	6,258	6,713
Depreciation expense	31,412	30,989	29,273	28,528	27,693	27,019	26,571	26,552
Amortization expense	3,040	3,033	2,712	2,762	2,700	2,556	2,386	2,474
Bad debts, net of recoveries	66	(13)	(47)	78	(39)	9	(21)	27
Mortgage interest income	—	—	—	—	—	—	(29)	(31)
Other income (expense)	(8,921)	(27,272)	13,636	14,725	14,852	5,670	9,436	9,429
Straight-line rent adjustments	(1,588)	(1,590)	(1,685)	(1,906)	(1,948)	(1,743)	(2,121)	(2,287)
Interest and other income	(256)	(219)	(308)	(285)	(279)	(265)	(314)	(290)
Amortization of leasing costs (1)	(6)	88	(30)	(48)	(148)	(267)	(185)	(248)
Lease termination fees	(14)	(75)	(75)	(118)	(22)	(15)	—	(24)
Amortization of acquired above/below market leases	646	173	123	46	64	54	45	53
NOI	$65,517	$66,401	$64,180	$64,068	$62,282	$59,588	$58,874	$59,954
Acquisitions / Development completions	(5,589)	(5,598)	(3,302)	(2,858)	(1,706)	(1,341)	(340)	(10)
Reposition	(668)	(553)	(343)	(259)	(227)	(380)	(262)	(217)
Dispositions / other	(1,669)	(3,687)	(4,152)	(4,185)	(4,161)	(4,207)	(4,413)	(5,762)
Same store NOI	$57,591	$56,563	$56,383	$56,766	$56,188	$53,660	$53,859	$53,965

TRAILING TWELVE MONTHS NOI
	Twelve Months Ended March 31,
	2017	2016	% Change
Same store NOI	$227,303	$217,672	4.4%
Reposition	1,823	1,086	67.9%
Subtotal	$229,126	$218,758	4.7%
Acquisitions / Development completions	17,347	3,397	410.7%
Dispositions / other	13,693	18,543	(26.2%)
NOI	$260,166	$240,698	8.1%

EBITDA
	Q1 2017	Q4 2016	Q3 2016	Q2 2016	Trailing Twelve Months
Net income	$31,845	$52,437	$11,834	$12,145	$108,261
Interest expense	14,272	13,839	13,759	14,815	56,685
Depreciation and amortization	34,452	34,022	31,984	31,290	131,748
EBITDA	$80,569	$100,298	$57,577	$58,250	$296,694
Acquisition costs	610	915	649	232	2,406
Gain on sales of real estate properties	(23,408)	(41,037)	—	(8)	(64,453)
Impairments on real estate assets	323	121	—	—	444
Debt Covenant EBITDA	$58,094	$60,297	$58,226	$58,474	$235,091
Timing impact of acquisitions and dispositions (2)	(1,260)	(901)	1,284	190	(687)
Stock based compensation	2,614	1,949	1,851	1,850	8,264
Adjusted EBITDA	$59,448	$61,345	$61,361	$60,514	$242,668

(1)	Leasing costs include lease inducements, tenant improvement overages and leasing commissions.

(2)	Adjusted to reflect quarterly EBITDA from properties acquired or disposed in the quarter.

HEALTHCARE REALTY 18	1Q 2017 SUPPLEMENTAL INFORMATION

Same Store Leasing Statistics (1)

	2017				2016			2015
	Q1	Q4	Q3	Q2	Q1	Q4	Q3	Q2
Contractual rent increases occurring in the quarter
Multi-tenant properties	2.9%	2.9%	2.8%	2.9%	2.9%	3.0%	2.9%	3.1%
Single-tenant net lease properties	2.1%	2.5%	1.7%	2.2%	1.0%	1.6%	2.6%	2.2%
Total	2.8%	2.9%	2.5%	2.7%	2.5%	2.8%	2.8%	2.9%

Multi-tenant renewals
Cash leasing spreads	4.5%	3.9%	4.3%	6.3%	7.2%	3.7%	2.1%	5.0%
Tenant retention rate	79.2%	88.5%	90.1%	81.2%	87.2%	91.2%	82.4%	87.3%

Multi-tenant 2nd Generation TI Commitments
Renewals
Square feet	308,873	215,742	313,925	227,840	335,216	219,791	368,645	166,433
$ / square feet / lease year	$1.96	$1.88	$1.12	$1.65	$2.21	$1.08	$1.07	$1.85
% of annual rent	5.9%	5.7%	3.5%	5.7%	6.8%	3.4%	3.5%	6.2%

New Leases
Square feet	70,029	52,897	63,729	56,927	44,252	63,838	56,287	95,952
$ / square feet / lease year	$4.81	$4.63	$4.70	$3.62	$5.81	$4.23	$3.81	$3.08
% of annual rent	16.9%	13.7%	16.6%	12.3%	19.2%	14.4%	13.3%	10.7%

	As of 3/31/2017
	Multi-tenant	Single-tenant Net Lease
Leased Square Feet	9,468,382	1,762,488

Contractual Rental Rate Increases by Type
Annual increase
CPI	1.9%	60.3%
Fixed	84.9%	19.2%
Non-annual increase
CPI	2.1%	6.9%
Fixed	3.8%	13.6%
No increase
Term < 1 year	4.4%	—%
Term > 1 year	2.9%	—%

Tenant Type
Hospital	45.1%	79.1%
Physician and other	54.9%	20.9%

Lease Structure
Gross	15.0%	—%
Modified gross	29.1%	—%
Net	55.9%	100.0%

Ownership Type
Ground lease	62.5%	10.3%
Fee simple	37.5%	89.7%

(1)
Excludes recently acquired or disposed properties, mortgage notes receivable, construction in progress, land held for development, corporate property, reposition properties and assets classified as held for sale.

HEALTHCARE REALTY 19	1Q 2017 SUPPLEMENTAL INFORMATION

Components of Net Asset Value
(dollars in thousands)

	Q1 2017
Asset Type	Same Store NOI(1)	Acquisitions/Development Completions NOI (2)	Reposition NOI(3)	Timing Adjustments(4)	Adjusted NOI	Annualized Adjusted NOI	% of Adjusted NOI
MOB / Outpatient	$49,989	$5,589	$741	$1,299	$57,618	$230,472	88.2%
Inpatient rehab	1,422	—	—	—	1,422	5,688	2.2%
Inpatient surgical	4,489	—	—	—	4,489	17,956	6.9%
Other	1,691	107	22	—	1,820	7,280	2.8%
Total NOI	$57,591	$5,696	$763	$1,299	$65,349	$261,396	100.1%

TOTAL SHARES OUTSTANDING (AS OF APRIL 30, 2017) 116,512,124

DEVELOPMENT PROPERTIES
Land held for development	$20,123
Construction in progress	16,114
Subtotal	$36,237

OTHER ASSETS
Assets held for sale(5)	$23,649
Reposition properties (net book value)(3)	6,354
Cash and other assets(6)	170,294
Subtotal	$200,297

DEBT
Unsecured credit facility	$122,000
Unsecured term loan	150,000
Senior notes	900,000
Mortgage notes payable	113,903
Other liabilities(7)	71,848
Subtotal	$1,357,751

(1)	See Same Store Properties schedule on page 17 for details on same store NOI.

(2)	Adjusted to reflect quarterly NOI from properties acquired or developments completed during the full eight quarter period that are not included in same store NOI.

(3)
Reposition properties includes 14 properties which comprise 704,362 square feet. The NOI table above includes 9 of these properties comprising 528,869 square feet that have generated positive NOI totaling approximately $0.8 million. The remaining 5 properties, comprising 175,493 square feet, have generated negative NOI of approximately $0.1 million and are reflected at a net book value of $6.4 million in the table above.

(4)	Timing adjustments related to current quarter acquisitions and the difference between leased and occupied square feet on previous re/developments.

(5)	Assets held for sale includes three real estate properties that are excluded from same store NOI and reflect net book value or the contractual purchase price, if applicable.

(6)
Includes cash of $1.5 million, restricted cash of $104.9 million, and prepaid assets of $63.9 million that are expected to generate future cash or NOI and assets that are currently causing non-cash reductions to NOI.

(7)
Includes only liabilities that are expected to reduce future cash or NOI and that are currently producing non-cash benefits to NOI. Included are accounts payable and accrued liabilities of $62.8 million, security deposits of $6.3 million and deferred operating expense reimbursements of $2.7 million. Also, excludes deferred revenue of $31.8 million.

HEALTHCARE REALTY 20	1Q 2017 SUPPLEMENTAL INFORMATION

Components of Expected 2017 FFO
(dollars in thousands, except per square foot data)

SAME STORE QUARTERLY RANGE OF EXPECTATIONS
	Low	High
Occupancy
Multi-Tenant	87.5%	89.0%
Single-Tenant Net Lease	95.0%	100.0%

TTM Revenue per Occupied Square Foot (1)
Multi-Tenant	$31.00	$33.00
Single-Tenant Net Lease	$28.50	$29.50

Multi-Tenant TTM NOI Margin (1)	57.0%	59.0%

Multi-Tenant Contractual Rent Increases by Type (% of SF)
Annual Increase	80.0%	90.0%
Non-annual Increase	5.0%	7.0%
No Increase (term < 1 year)	4.0%	6.0%
No Increase (term > 1 year)	2.0%	4.0%

Contractual Increases Occurring in the Quarter
Multi-Tenant	2.8%	3.0%
Single-Tenant Net Lease	1.0%	3.0%

Multi-Tenant Cash Leasing Spreads	3.0%	6.0%

Multi-Tenant Lease Retention Rate	75.0%	90.0%

TTM NOI Growth (1)
Multi-Tenant (2)	4.5%	6.0%
Single-Tenant Net Lease	(0.5%)	1.0%

ANNUAL RANGE OF EXPECTATIONS
	Low	High

Normalized G&A (3)	$33,000	$35,000

Funding Activity
Acquisitions	$175,000	$225,000
Dispositions	(82,000)	(125,000)
Re/Development	35,000	55,000
1st Generation TI and Planned Capital Expenditures for Acquisitions	9,000	12,000
2nd Generation Tenant Improvements	20,000	25,000
Leasing Commissions	4,000	7,000
Capital Expenditures	11,000	22,000

Cash Yield
Acquisitions	5.25%	6.00%
Dispositions	7.50%	8.50%
Re/development (stabilized)	6.75%	8.00%

Leverage (Debt/Cap)	32.0%	35.0%
Net Debt to Adjusted EBITDA	5.0x	5.5x

(1)	TTM = Trailing Twelve Months

(2)	Long-term same store NOI Growth, excluding changes in occupancy, is expected to range between 2% and 4%.

(3)
Normalized G&A excludes acquisition expenses and includes amortization of non-cash share-based compensation awards of $8.5 million inclusive of $4.3 million related to 2016 performance and transition awards.

HEALTHCARE REALTY 21	1Q 2017 SUPPLEMENTAL INFORMATION